EXHIBIT 10.1 CONFIDENTIAL EXECUTION COPY SECOND AMENDMENT TO PAPER PURCHASE AGREEMENT AND TERMINATION OF OFFICE DEPOT TVA THIS SECOND AMENDMENT TO PAPER PURCHASE AGREEMENT AND TERMINATION OF OFFICE DEPOT TVA (this “Amendment”), dated as of January 1, 2015 (the “Amendment Effective Date”), is made by and between Boise White Paper, L.L.C., a Delaware limited liability company (“Boise”), and Office Depot, Inc., a Delaware corporation (“Office Depot”), for itself and on behalf of its wholly-owned indirect subsidiary, OfficeMax Incorporated, a Delaware corporation (“OfficeMax”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Agreement (as defined below). RECITALS: WHEREAS, the Boise and OfficeMax entered into that certain Paper Purchase Agreement, dated as of June 25, 2011, pursuant to which Boise agreed to sell to OfficeMax certain paper products and OfficeMax agreed to buy from Boise certain paper products, and said agreement was amended by that First Amendment to Paper Purchase Agreement dated June 20, 2013 (collectively, “Agreement”); WHEREAS, Boise and Office Depot entered into that certain Trade Vendor Purchasing Agreement effective as of January 1, 2009 (including any and all schedules and exhibits thereto and as amended prior to the date hereof, the “Office Depot TVA”); WHEREAS, on or about November 5, 2013, OfficeMax became an indirect wholly-owned subsidiary of Office Depot; and WHEREAS, the parties desire to amend the Agreement on the terms and subject to the conditions set forth herein. AGREEMENT: NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Termination of Office Depot TVA; Future Orders. The Office Depot TVA is hereby terminated as of the Amendment Effective Date. From and after the Amendment Effective Date, orders may be placed under the Agreement either by Office Depot (using the Office Depot Vendor Numbers set forth above) or by OfficeMax (using the OfficeMax SAP Numbers set forth above). 2. Amendment to Agreement. The Agreement shall be amended as of the Amendment Effective Date as follows:

2 2.1 All references in the Agreement to “OfficeMax” shall be deleted and replaced with “Office Depot”. 2.2 Section 1.2 is amended by deleting such Section in its entirety and replacing such Section with the following: “Office Depot: Office Depot, Inc. and all of its current and future wholly-owned, direct and indirect, subsidiaries located in North America, including OfficeMax Incorporated.” 2.3 Section 3.4 is amended by deleting “80% share” and substituting “50% share.” 2.4 Section 4.2 is amended by deleting such Section in its entirety. 2.5 Section 4.3 is amended by deleting such Section in its entirety. 2.6 Section 1 of Exhibit A to the Agreement is amended by deleting subsection 1.c. and subsection 1.d, and substituting the following subsection 1.c: ***** 2.7 Exhibit B to the Agreement is amended by deleting that exhibit and substituting the document labeled “Exhibit B” attached to this Amendment. 2.8 Section 8.1 of Exhibit C to the Agreement is amended by deleting the notice addresses for OfficeMax and substituting the following in lieu thereof: “To Office Depot: Office Depot, Inc. Attention: Chief Executive Officer 6600 N. Military Trail Boca Raton, FL 33496 With a Copy to: Office Depot, Inc. Attention: Office of the General Counsel 6600 N. Military Trail Boca Raton, FL 33496” 2.9 Section 8.1 of Exhibit C to the Agreement is amended by deleting the notice addresses for Boise and substituting the following in lieu thereof: Omitted material is indicated by *****, pursuant to a Confidential Treatment Request. Omitted material has been filed separately with the Securities and Exchange Commission.

3 “To Boise: Boise White Paper, L.L.C. Attention: VP of Paper Sales 591 Supreme Drive Bensenville, IL 60106 With a Copy to: Boise White Paper, L.L.C. Attention: Deputy General Counsel 1955 W. Field Court Lake Forest, IL 60045” 3. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Agreement are intended or implied by this Amendment, and in all other respects the Agreement is hereby ratified, restated and confirmed by all parties hereto and shall remain in full force and effect. To the extent that any provision of the Agreement conflicts with any provision of this Amendment, the provision of this Amendment shall control. 4. Governing Law. The validity, interpretation and enforcement of this Amendment whether in contract, tort, equity or otherwise, shall be governed by the laws of the State of Delaware, without giving effect to its conflict of law principles. 5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. 6. Counterparts. This Amendment may be executed in separate counterparts (including by means of facsimile or electronic transmission), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. 7. Delivery by Facsimile or Electronic Transmission. This Amendment, to the extent signed and delivered by means of a facsimile machine or electronic transmission, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense. [Remainder of this page intentionally left blank.]

4 IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Amendment Effective Date. OFFICE DEPOT, INC., for itself and on behalf of its wholly-owned, indirect subsidiary, OfficeMax Incorporated By: /s/ Ronald Lalla Name: Ronald Lalla Title: EVP, Merchandising BOISE WHITE PAPER, L.L.C. By: /s/ Judy Lassa Name: Judy Lassa Title: SVP, Paper

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	*****	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream-Wrap	Post Consumer content	*****	*****
		Commodity Papers											
				Boise X-9®									
Office Depot	Grand&Toy	COMM	*****	Boise X-9®	92	20	8.5 x 11	500	10	-	-	*****	*****
Office Depot	Grand&Toy	COMM	*****	Boise X-9®	92	20	8.5 x 11	500	5	-	-	*****	*****
Office Depot	Grand&Toy	COMM	*****	Boise X-9®	92	20	8.5 x 11 - 3HP	500	10	-	-	*****	*****
Office Depot	Grand&Toy	COMM	*****	Boise X-9®	92	20	8.5 x 14	500	10	-	-	*****	*****
Office Depot	Grand&Toy	COMM	*****	Boise X-9®	92	20	11 x 17	500	5	-	-	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	20	A4	500	10	-	-	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	16	8.5 x 11	500	12	-	-	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	16	8.5 x 14	500	12	-	-	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	16	8.5 x 17	500	6	-	-	*****	*****
Office Depot	Grand&Toy	COMM	*****	Boise X-9®	92	24	8.5 x 11	500	10	-	-	*****	*****
Office Depot	Grand&Toy	COMM	*****	Boise X-9®	92	24	8.5 x 11 - 3HP	500	10	-	-	*****	*****
				Boise ASPEN® 30									
Office Depot	Grand&Toy	COMM	*****	Boise ASPEN® 30	92	20	8.5 x 11	500	10	-	30%	*****	*****
Office Depot	Grand&Toy	COMM	*****	Boise ASPEN® 30	92	20	8.5 x 11	500	5	-	30%	*****	*****
Office Depot	Grand&Toy	COMM	*****	Boise ASPEN® 30	92	20	8.5 x 11 - 3HP	500	10	-	30%	*****	*****
Office Depot	Grand&Toy	COMM	*****	Boise ASPEN® 30	92	20	8.5 x 14	500	10	-	30%	*****	*****
Office Depot	Grand&Toy	COMM	*****	Boise ASPEN® 30	92	20	11 x 17	500	5	-	30%	*****	*****
				OfficeMax Copy									
OfficeMax	-	COMM	*****	OfficeMax Copy	92	20	8.5 x 11	500	10	-	-	*****	*****
OfficeMax	-	COMM	*****	OfficeMax Copy	92	20	8.5 x 11 - 3HP	500	10	-	-	*****	*****
OfficeMax	-	COMM	*****	OfficeMax Copy	92	20	8.5 x 14	500	10	-	-	*****	*****
OfficeMax	-	COMM	*****	OfficeMax Copy	92	20	11 x 17	500	5	-	-	*****	*****
				Office Depot® Copy & Print (Red Top)									
Office Depot	-	COMM	*****	Office Depot® Copy & Print	92	20	8.5 x 11	500	10	-	-	*****	*****
Office Depot	-	COMM	*****	Office Depot® Copy & Print	92	20	8.5 x 11 - 3HP	500	10	-	-	*****	*****
Office Depot	-	COMM	*****	Office Depot® Copy & Print	92	20	8.5 x 14	500	10	-	-	*****	*****
Office Depot	-	COMM	*****	Office Depot® Copy & Print	92	20	11 x 17	500	5	-	-	*****	*****
Office Depot	-	COMM	*****	Office Depot® Copy & Print	92	20	8.5 x 11	500	5	-	-	*****	*****
Office Depot	-	COMM	*****	Office Depot® Copy & Print	92	20	8.5 x 11	500	3	-	-	*****	*****
				OfficeMax Copy 30% Recycled									
OfficeMax	-	COMM	*****	OfficeMax Copy 30% Recycled	92	20	8.5 x 11	500	10	-	30%	*****	*****
OfficeMax	-	COMM	*****	OfficeMax Copy 30% Recycled	92	20	8.5 x 11 - 3HP	500	10	-	30%	*****	*****
OfficeMax	-	COMM	*****	OfficeMax Copy 30% Recycled	92	20	8.5 x 14	500	10	-	30%	*****	*****
OfficeMax	-	COMM	*****	OfficeMax Copy 30% Recycled	92	20	11 x 17	500	5	-	30%	*****	*****
				Office Depot® Envirocopy® 30, 30% Recycled (Green Top)									
Office Depot	-	COMM	*****	Office Depot® Envirocopy® 30, 30% Recycled	92	20	8.5 x 11	500	10	-	30%	*****	*****
Office Depot	-	COMM	*****	Office Depot® Envirocopy® 30, 30% Recycled	92	20	8.5 x 11 - 3HP	500	10	-	30%	*****	*****
Office Depot	-	COMM	*****	Office Depot® Envirocopy® 30, 30% Recycled	92	20	8.5 x 14	500	10	-	30%	*****	*****
Office Depot	-	COMM	*****	Office Depot® Envirocopy® 30, 30% Recycled	92	20	11 x 17	500	5	-	30%	*****	*****
				Grand&Toy Premium Copy									
-	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	8.5 x 11	500	10	-	-	*****	*****
-	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	8.5 x 11 - 3HP	500	10	-	-	*****	*****
-	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	8.5 x 14	500	10	-	-	*****	*****
-	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	11 x 17	500	5	-	-	*****	*****
-	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	8.5 x 11	500	5	-	-	*****	*****
-	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	8.5 x 14	500	5	-	-	*****	*****
				Grand&Toy Copy									
-	Grand&Toy	COMM	*****	Grand&Toy Copy	92	20	8.5 x 11	500	10	-	-	*****	*****
				Grand&Toy Recycled Office Paper									
-	Grand&Toy	COMM	*****	Grand&Toy Recycled Office Paper	92	20	8.5 x 11	500	5	Kraft	30%	*****	*****
-	Grand&Toy	COMM	*****	Grand&Toy Recycled Office Paper	92	20	8.5 x 11 - 3HP	500	5	Kraft	30%	*****	*****
-	Grand&Toy	COMM	*****	Grand&Toy Recycled Office Paper	92	20	8.5 x 14	500	5	Kraft	30%	*****	*****
				Xerographic Copy Paper (white box)									
OfficeMax	-	COMM	*****	Xerographic Copy Paper (white box)	-	20	8.5 x 11	500	10	-	-	*****	*****
				Office Depot® White Copy (White Top)									
Office Depot	-	COMM	*****	Office Depot® White Copy	-	20	8.5 x 11	500	10	-	-	*****	*****

*****

Gray shading denotes discontinued product

Omitted material is indicated by "*****", pursuant to a Confidential Treatment Request. Omitted material has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

Page 1 of 4

Updated January 2015

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	*****	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream-Wrap	Post Consumer content	*****	*****
		Non - Commodity Papers											
				OfficeMax Multiuse Copy									
OfficeMax	-	NON - COMM	*****	OfficeMax Multiuse Copy	94	20	8.5 x 11	500	10	-	-	*****	*****
				Boise X-9® Hi-Brite									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® Hi-Brite	96	20	8.5 x 11	500	10	-	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® Hi-Brite	96	20	8.5 x 11 - 3HP	500	10	-	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® Hi-Brite	96	20	8.5 x 14	500	10	-	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® Hi-Brite	96	20	11 x 17	500	5	-	-	*****	*****
				OfficeMax Multipurpose									
OfficeMax	-	NON - COMM	*****	OfficeMax Multipurpose	96	20	8.5 x 11	500	10	-	-	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Multipurpose	96	20	8.5 x 11 - 3HP	500	10	-	-	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Multipurpose	96	20	8.5 x 11	500	5	-	-	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Multipurpose	96	20	8.5 x 14	500	5	-	-	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Multipurpose	96	20	11 x 17	500	5	-	-	*****	*****
				Office Depot® Multipurpose (Blue Top)									
Office Depot	-	NON - COMM	*****	Office Depot® Multipurpose	96	20	8.5 x 11	500	10	-	-	*****	*****
Office Depot	-	NON - COMM	*****	Office Depot® Multipurpose	96	20	8.5 x 11 - 3HP	500	10	-	-	*****	*****
Office Depot	-	NON - COMM	*****	Office Depot® Multipurpose	96	20	8.5 x 11	500	5	-	-	*****	*****
Office Depot	-	NON - COMM	*****	Office Depot® Multipurpose	96	20	8.5 x 14	500	5	-	-	*****	*****
Office Depot	-	NON - COMM	*****	Office Depot® Multipurpose	96	20	11 x 17	500	5	-	-	*****	*****
				OfficeMax Multipurpose 30% Recycled									
OfficeMax	-	NON - COMM	*****	OfficeMax Multipurpose 30% Recycled	96	20	8.5 x 11	500	5	-	30%	*****	*****
				Grand&Toy Multi-purpose									
-	Grand&Toy	NON - COMM	*****	Grand&Toy Multi-purpose	96	20	8.5 x 11	500	10	-	-	*****	*****
				Boise X-9® Chain of Custody Certified									
Office Depot	Grand&Toy	NON - COMM	*****	Boise X-9® FSC CoC	92	20	8.5 x 11	500	10	-	-	*****	*****
				Boise ASPEN® 30 Chain of Custody Certified									
OfficeMax	-	NON - COMM	*****	Boise ASPEN® 30 SFI CoC	92	20	8.5 x 11	500	10	-	30%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 30 FSC CoC	92	20	8.5 x 11	500	10	-	30%	*****	*****
				Boise ASPEN® 50									
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 50	92	20	8.5 x 11	500	10	-	50%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 50	92	20	8.5 x 11 - 3HP	500	10	-	50%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 50	92	20	8.5 x 14	500	10	-	50%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 50	92	20	11 x 17	500	5	-	50%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 50	92	24	8.5 x 11	500	8	-	50%	*****	*****
				Boise ASPEN® 100									
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 100	92	20	8.5 x 11	500	10	-	100%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 100	92	20	8.5 x 11 - 3HP	500	10	-	100%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 100	92	20	8.5 x 14	500	10	-	100%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 100	92	20	11 x 17	500	5	-	100%	*****	*****
				Boise X-9® SPLOX®									
Office Depot	Grand&Toy	NON - COMM	*****	Boise X-9® SPLOX®	92	20	8.5 x 11	2500	N/A	-	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise X-9® SPLOX®	92	20	8.5 x 11 - 3HP	2500	N/A	-	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise X-9® SPLOX®	92	20	11 x 17	1500	N/A	-	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise X-9® SPLOX®	92	24	8.5 x 11	2000	N/A	-	-	*****	*****
				Boise X-9® Hi-Brite SPLOX®									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® Hi-Brite SPLOX®	96	20	8.5 x 11	2500	N/A	-	-	*****	*****
				Boise POLARIS® SPLOX®									
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® SPLOX®	97	20	8.5 x 11	2500	N/A	-	-	*****	*****
				Boise ASPEN® 30 SPLOX®									
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 30 SPLOX®	92	20	8.5 x 11	2500	N/A	-	30%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® 30 SPLOX®	92	20	8.5 x 11 - 3HP	2500	N/A	-	30%	*****	*****
				Boise ASPEN® Laser									
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® Laser	96	24	8.5 x 11	500	8	P1S	30%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® Laser	96	24	8.5 x 11 - 3HP	500	8	P1S	30%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® Laser	96	24	8.5 x 14	500	6	P1S	30%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® Laser	96	24	11 x 17	500	4	P1S	30%	*****	*****

*****

*****

Gray shading denotes discontinued product

Omitted material is indicated by *****, pursuant to a Confidential Treatment Request. Omitted material has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

Page 2 of 4

Updated January 2015

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	*****	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream-Wrap	Post Consumer content	*****	*****
				Boise POLARIS® Premium Multipurpose									
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Multipurpose	97	20	8.5 x 11	500	10	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Multipurpose	97	20	8.5 x 11 - 3HP	500	10	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Multipurpose	97	20	8.5 x 14	500	10	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Multipurpose	97	20	11 x 17	500	5	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Multipurpose	97	24	8.5 x 11	500	10	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Multipurpose	97	24	11 x 17	500	5	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Multipurpose	97	24	12 x 18	500	4	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Multipurpose	97	28	8.5 x 11	500	6	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Multipurpose	97	28	11 x 17	500	4	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Multipurpose	97	28	12 x 18	500	3	P1S	-	*****	*****
				Boise HD:P™ Everyday Laser									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Everyday Laser	92	22	8.5 x 11	500	8	P1S	-	*****	*****
				Boise HD:P™ All-In-One									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ All-In-One	96	22	8.5 x 11	500	8	P1S	-	*****	*****
				Boise HD:P™ Premier Print									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Premier Print	96	24	8.5 x 11	500	5	Poly	-	*****	*****
				Boise POLARIS® Premium Inkjet									
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Inkjet	97	24	8.5 x 11	500	5	Poly	-	*****	*****
				Boise HD:P™ Presentation Laser/Cover									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	24	8.5 x 11	500	8	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	24	8.5 x 11 - 3HP	500	8	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	24	11 x 17	500	4	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	24	8.5 x 14	500	6	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	28	8.5 x 11	500	6	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	32	8.5 x 11	500	6	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	32	11 x 17	500	3	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser Cover	96	80	8.5 x 11	250	6	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser Cover	96	80	8.5 x 14	250	6	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser Cover	96	80	17 x 11	250	3	P1S	-	*****	*****
				Boise POLARIS® Premium Laser/Cover									
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Laser	97	24	8.5 x 11	500	8	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Laser	97	24	8.5 x 11 - 3HP	500	8	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Laser	97	24	11 x 17	500	4	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Laser	97	24	8.5 x 14	500	6	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Laser	97	28	8.5 x 11	500	6	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Premium Laser Cover	97	80	8.5 x 11	250	6	P1S	-	*****	*****
				Boise HD:P™ Glossy Color Laser									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Glossy Color Laser	97	32	8.5 x 11	500	8	P1S	15%	*****	*****
				Boise HD:P™ Color Copy Cover									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy Cover	98	80	8.5 x 11	250	6	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy Cover	98	80	8.5 x 14	250	3	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy Cover	98	80	17 x 11	250	3	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy Cover	98	80	18 x 12	250	3	P1S	-	*****	*****
				Boise POLARIS® Color Copy Cover									
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Color Copy Cover	98	80	8.5 x 11	250	6	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Color Copy Cover	98	80	8.5 x 14	250	3	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Color Copy Cover	98	80	17 x 11	250	3	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Color Copy Cover	98	80	18 x 12	250	3	P1S	-	*****	*****
				Boise HD:P™ Color Copy									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy	98	28	8.5 x 11	500	6	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy	98	28	8.5 x 11 - 3HP	500	6	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy	98	28	8.5 x 14	500	3	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy	98	28	17 x 11	500	3	P1S	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy	98	28	18 x 12	500	3	P1S	-	*****	*****
				Boise POLARIS® Color Copy									
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Color Copy	98	28	8.5 x 11	500	6	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Color Copy	98	28	8.5 x 11 - 3HP	500	6	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Color Copy	98	28	8.5 x 14	500	3	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Color Copy	98	28	17 x 11	500	3	P1S	-	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise POLARIS® Color Copy	98	28	18 x 12	500	3	P1S	-	*****	*****
				Boise ASPEN® Color Copy									
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® Color Copy	96	28	8.5 x 11	500	8	P1S	100%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise ASPEN® Color Copy Cover	96	80	8.5 x 11	250	8	P1S	100%	*****	*****
				*****									
OfficeMax	Grand&Toy	NON - COMM	*****	*****	96	28	8.5 x 11	500	8	P1S	100%	*****	*****

Gray shading denotes discontinued product

Omitted material is indicated by *****, pursuant to a Confidential Treatment Request. Omitted material has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL Page 3 of 4 Updated January 2015

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	*****	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream-Wrap	Post Consumer content	*****	*****
				Boise FIREWORX™ (Pastel)									
Office Depot	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel)	N/A	20	8.5 x 11	500	10	Poly	30%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel)	N/A	20	8.5 x 11-3HP	500	10	Poly	30%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel)	N/A	20	8.5 x 14	500	10	Poly	30%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel)	N/A	20	11 x 17	500	5	Poly	30%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel)	N/A	24	8.5 x 11	500	10	Poly	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel) Cover	92-N/A	65	8.5 x 11	250	10	-	30%	*****	*****
				Boise FIREWORX™ (Bright)									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Bright)	N/A	24	8.5 x 11	500	10	-	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Bright)	N/A	24	11 x 17	500	5	-	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Bright) Cover	92-N/A	65	8.5 x 11	250	10	-	30%	*****	*****
				Boise FIREWORX™ Assortment Packs									
Office Depot	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ Pastel Assortment	N/A	20	8.5 x 11	500	5	Poly	30%	*****	*****
Office Depot	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ Pastel Assortment	N/A	24	8.5 x 11	500	5	Poly	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ Bright Assortments	N/A	24	8.5 x 11	500	5	Poly	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ Bristol Assortment	N/A	67	8.5 x 11	250	5	Poly	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ Cover Assortment	N/A	65	8.5 x 11	250	5	Poly	30%	*****	*****
				Boise FIREWORX™ INDEX									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ INDEX	92	110	8.5 x 11	250	8	-	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ INDEX	92	90	8.5 x 11	250	10	-	-	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ INDEX (Pastels)	N/A	110	8.5 x 11	250	5	-	-	*****	*****
				Boise FIREWORX Bristol									
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX Bristol	92-N/A	67	8.5 x 11	250	5	-	-	*****	*****
				OfficeMax Multipurpose Recycled									
OfficeMax	-	NON - COMM	*****	OfficeMax Multipurpose 50% Recycled	92	20	8.5 x 11	500	10	-	50%	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Multipurpose 100% Recycled	92	20	8.5 x 11	500	10	-	100%	*****	*****
				Office Depot® Envirocopy®, Recycled (Green Top)									
Office Depot	-	NON - COMM	*****	Office Depot® Envirocopy® 50, 50% Recycled	92	20	8.5 x 11	500	10	-	50%	*****	*****
Office Depot	-	NON - COMM	*****	Office Depot® Envirocopy® 100, 100% Recycled	92	20	8.5 x 11	500	10	-	100%	*****	*****
				OfficeMax All in One									
OfficeMax	-	NON - COMM	*****	OfficeMax All in One	96	22	8.5 x 11	500	5	Poly	-	*****	*****
				OfficeMax Inkjet									
OfficeMax	-	NON - COMM	*****	OfficeMax Inkjet	96	24	8.5 x 11	500	5	Poly	-	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax 30% Recycled Inkjet	96	24	8.5 x 11	500	5	-	30%	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Premium Bright White Inkjet	98	24	8.5 x 11	500	5	Poly	-	*****	*****
				Office Depot® Inkjet									
Office Depot	-	NON - COMM	*****	Office Depot® Inkjet Print, 30% Recycled	96	24	8.5 x 11	500	5	-	30%	*****	*****
Office Depot	-	NON - COMM	*****	Office Depot® Inkjet Pro	97	24	8.5 x 11	500	5	Poly	-	*****	*****
				OfficeMax Laser									
OfficeMax	-	NON - COMM	*****	OfficeMax Laser	96	24	8.5 x 11	500	5	Poly	-	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax 30% Recycled Laser	96	24	8.5 x 11	500	5	-	30%	*****	*****
				OfficeMax Premium Laser									
OfficeMax	-	NON - COMM	*****	OfficeMax Premium Laser	96	28	8.5 x 11	500	4	Poly	-	*****	*****
				Office Depot® Laser									
Office Depot	-	NON - COMM	*****	Office Depot® Laser Print, 30% Recycled	96	24	8.5 x 11	500	5	-	30%	*****	*****
Office Depot	-	NON - COMM	*****	Office Depot® Laser Pro	97	28	8.5 x 11	500	5	Poly	-	*****	*****
				OfficeMax Premium Color Copy									
OfficeMax	-	NON - COMM	*****	OfficeMax Premium Color Copy	98	28	8.5 x 11	500	4	Poly	-	*****	*****
				Office Depot® Color Copy									
Office Depot	-	NON - COMM	*****	Office Depot® Color Copy	98	28	8.5 x 11	500	4	Poly	-	*****	*****
				OfficeMax 30% Recycled Pastels									
OfficeMax	-	NON - COMM	*****	OfficeMax 30% Recycled Pastels	N/A	20	8.5 x 11	500	5	Poly	30%	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax 30% Recycled Pastels	N/A	20	8.5 x 14	500	5	Poly	30%	*****	*****
				OfficeMax Assortment Packs									
OfficeMax	-	NON - COMM	*****	OfficeMax 30% Recycled Assorted Pastel	Assortment	20	8.5 x 11	400	6	Poly	30%	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Assorted Brights	Assortment	24	8.5 x 11	500	6	Poly	-	*****	*****
				OfficeMax Heavy Weights									
OfficeMax	-	NON - COMM	*****	OfficeMax Index	92	90	8.5 x 11	250	5	Poly	-	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Index (white and pastels)	92 - N/A	110	8.5 x 11	250	5	Poly	-	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Bright White Cover	96	65	8.5 x 11	100	10	Poly	-	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Card Stock (white and pastels)	92 - N/A	67	8.5 x 11	250	5	Poly	-	*****	*****
OfficeMax	-	NON - COMM	*****	OfficeMax Card Stock Assortment Pack	N/A	67	8.5 x 11	250	5	Poly	-	*****	*****
				Grand&Toy Premium Laser									
-	Grand&Toy	NON - COMM	*****	Grand&Toy Premium Laser	96	24	8.5 x 11	500	8	Poly	-	*****	*****
-	Grand&Toy	NON - COMM	*****	Grand&Toy Premium Laser 30% RC	96	24	8.5 x 11	500	8	-	30%	*****	*****
				Grand&Toy Colour Copier Paper									
-	Grand&Toy	NON - COMM	*****	Grand&Toy Colour Copier Paper	98	28	8.5 x 11	500	8	-	-	*****	*****
				Grand&Toy Rainbow packs									
-	Grand&Toy	NON - COMM	*****	Grand&Toy Rainbow pack (Brites)	N/A	24	8.5 x 11	400	5	Poly	-	*****	*****
-	Grand&Toy	NON - COMM	*****	Grand&Toy Rainbow pack (Pastels)	N/A	20	8.5 x 11	400	6	Poly	-	*****	*****

Gray shading denotes discontinued product

Omitted material is indicated by *****, pursuant to a Confidential Treatment Request. Omitted material has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

Page 4 of 4

Updated January 2015